UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 24, 2024

NEW YORK COMMUNITY BANCORP, INC.

(Exact name of registrant as specified in its charter)

Delaware	1-31565	06-1377322
(State or other jurisdiction of incorporation or organization)	Commission File Number	(I.R.S. Employer Identification No.)

102 Duffy Avenue, Hicksville, New York 11801

(Address of principal executive offices)

(516) 683-4100

(Registrant’s telephone number, including area code)

Not applicable

(Former name or former address, if changed since last report)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value per share	NYCB	New York Stock Exchange
Bifurcated Option Note Unit SecuritiES SM	NYCB PU	New York Stock Exchange
Fixed-to-Floating Rate Series A Noncumulative Perpetual Preferred Stock, $0.01 par value	NYCB PA	New York Stock Exchange

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (Section 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (Section 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

CURRENT REPORT ON FORM 8-K

Item 1.01	Entry into a Material Definitive Agreement

On September 23, 2024, New York Community Bancorp, Inc. (the “Company” or “NYCB”) entered into separate share exchange agreements with (a) affiliates of funds managed by Liberty 77 Capital L.P. (“Liberty”) and (b) affiliates of funds managed by Hudson Bay Capital Management, LP (“Hudson Bay” and, together with Liberty, the “Investors”, and each of the share exchange agreements entered into with each of the Investors on September 23, 2024, an “Exchange Agreement,” and, collectively, the “Exchange Agreements”).

Pursuant to the terms of each Investor’s respective Exchange Agreement, on September 23, 2024, (a) Liberty exchanged 114,355 shares of Series B Noncumulative Convertible Preferred Stock of the Company, par value $0.01 per share (“Series B Preferred Stock”), for the issuance by the Company of 38,118,329 shares of common stock of the Company, par value $0.01 per share (“Common Stock”), to Liberty; and (b) Hudson Bay exchanged 13,600 shares of Series B Preferred Stock for the issuance by the Company of 4,533,331 shares of Common Stock to Hudson Bay (each an “Exchange,” and, collectively, the “Exchanges”). The number of shares of Series B Preferred Stock of Hudson Bay so exchanged is an amount such that Hudson Bay (together with its affiliates) would not beneficially own in excess of 9.99% of the shares of Common Stock outstanding immediately following the Exchanges. All of the Exchanges were consummated simultaneously.

The shares of Series B Preferred Stock that were exchanged for shares of Common Stock in the applicable Exchange on March 11, 2024 were issued in connection with the Company’s approximately $1.05 billion capital raise transaction pursuant to separate investment agreements, dated March 7, 2024, entered into by the Company and the investors signatory thereto, each of which was amended on March 11, 2024 (collectively, the “Investment Agreements”). Each share of Series B Preferred Stock is automatically convertible into shares of Common Stock (or, in limited circumstances, a share of Series C Noncumulative Preferred Stock of the Company) in a transfer by the holder thereof consistent with the rules and limitations of Regulation Y of the Bank Holding Company Act of 1956, as amended. The Investment Agreements contemplated that the Company, on the one hand, and each individual Investor, on the other hand, would cooperate in good faith to effect exchanges of shares of Series B Preferred Stock for shares of Common Stock, subject to receipt of certain regulatory approvals. The Investment Agreements, along with (i) the Registration Rights Agreement, dated March 11, 2024, entered into by the Company and the investors signatory thereto and (ii) warrants issued by the Company to the investors in connection with the capital raise pursuant to which the holder may acquire capital stock of the Company, were disclosed and described in the Company’s Current Report on Form 8-K filed on March 14, 2024 and in the Company’s definitive proxy statement filed on April 26, 2024.

Immediately following the Exchanges, (a) Liberty held no shares of Series B Preferred Stock; and (b) Hudson Bay held 750 shares of Series B Preferred Stock, which are (in the aggregate) convertible into approximately 249,999 shares of Common Stock.

As of the close of business on September 23, 2024 (and after giving effect to the Exchanges), the number of shares of Common Stock outstanding was 415,261,212 shares.

The foregoing description of (a) the Exchange Agreement entered into with Liberty is qualified in its entirety by reference to the full text of the form of Exchange Agreement filed as Exhibit 10.1 hereto, and (b) the Exchange Agreements entered into with Hudson Bay are qualified in their entirety by reference to the full text of the form of Exchange Agreement filed as Exhibit 10.2 hereto, each of which is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits

(d) Exhibits.

10.1	Form of Exchange Agreement with Liberty*

10.2	Form of Exchange Agreement with Hudson Bay* (incorporated by reference to Exhibit 10.1 to the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on August 13, 2024 (File No. 1-31565)).

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

*

Pursuant to Item 601(a)(5) of Regulation S-K, certain schedules and similar attachments have been omitted. The registrant hereby agrees to furnish a copy of any omitted schedule or similar attachment to the SEC upon request.

Cautionary Note Regarding Forward-Looking Statements

This Current Report on Form 8-K may include forward-looking statements within the meaning of the federal securities laws by NYCB pertaining to such matters as our goals, intentions, and expectations regarding (a) revenues, earnings, loan production, asset quality, liquidity position, capital levels, risk analysis, divestitures, acquisitions, and other material transactions, among other matters; (b) the future costs and benefits of the actions we may take; (c) our assessments of credit risk and probable losses on loans and associated allowances and reserves; (d) our assessments of interest rate and other market risks; (e) our ability to execute on our strategic plan, including the sufficiency of our internal resources, procedures and systems; (f) our ability to attract, incentivize and retain key personnel and the roles of key personnel; (g) our ability to achieve our financial and other strategic goals, including those related to our merger with Flagstar Bancorp, Inc., which was completed on December 1, 2022, our acquisition of substantial portions of the former Signature Bank through an FDIC-assisted transaction, and our ability to fully and timely implement the risk management programs institutions greater than $100 billion in assets must maintain; (h) the effect on our capital ratios of the approval of certain proposals approved by our shareholders during the 2024 annual meeting of our shareholders; (i) the conversion or exchange of shares of the Company’s preferred stock, including receipt of required regulatory approvals necessary or desirable to effect further exchanges; and (j) the payment of dividends on shares of the Company’s capital stock, including adjustments to the amount of dividends payable on shares of the Company’s preferred stock.

Forward-looking statements are typically identified by such words as “believe,” “expect,” “anticipate,” “intend,” “plan,” “outlook,” “estimate,” “forecast,” “project,” “should,” and other similar words and expressions, and are subject to numerous assumptions, risks, and uncertainties, which change over time. Additionally, forward-looking statements speak only as of the date they are made; the Company does not assume any duty, and does not undertake, to update our forward-looking statements. Furthermore, because forward-looking statements are subject to assumptions and uncertainties, actual results or future events could differ, possibly materially, from those anticipated in our statements, and our future performance could differ materially from our historical results.

Our forward-looking statements are subject to, among others, the following principal risks and uncertainties: general economic conditions and trends, either nationally or locally; conditions in the securities, credit and financial markets; changes in interest rates; the inability of the Company’s wholly-owned subsidiary, Flagstar Bank, N.A., and Nationstar Mortgage LLC to execute the transaction contemplated by the MSR Purchase Agreement and Asset Purchase Agreement or satisfy customary closing conditions in connection therewith; changes in deposit flows, and in the demand for deposit, loan, and investment products and other financial services; changes in real estate values; changes in the quality or composition of our loan or investment portfolios, including associated allowances and reserves; changes in future allowance for credit losses requirements under relevant accounting and regulatory requirements; the ability to pay future dividends; changes in our capital management and balance sheet strategies and our ability to successfully implement such strategies; changes in our strategic plan, including changes in our internal resources, procedures and systems, and our ability to successfully implement such plan; changes in competitive pressures among financial institutions or from non-financial institutions; changes in legislation, regulations, and policies; the success of our blockchain and fintech activities, investments and strategic partnerships; the restructuring of our mortgage business; the impact of failures or disruptions in or breaches of the Company’s operational or security systems, data or infrastructure, or those of third parties, including as a result of cyberattacks or campaigns; the impact of natural disasters, extreme weather events, military conflict (including the Russia/Ukraine conflict, the conflict in Israel and surrounding areas, the possible expansion of such conflicts and potential geopolitical consequences), terrorism or other geopolitical events; and a variety of other matters which, by their nature, are subject to significant uncertainties and/or are beyond our control. Our forward-looking statements are also subject to the following principal risks and uncertainties with respect to our merger with Flagstar Bancorp, which was completed on December 1, 2022, and our acquisition of substantial portions of the former Signature Bank through an FDIC-assisted transaction: the possibility that the anticipated benefits of the transactions will not be realized when expected or at all; the possibility of increased legal and compliance costs, including with respect to any litigation or regulatory actions related to the business practices of acquired companies or the combined business; diversion of management’s attention from ongoing business operations and opportunities; the possibility that the Company may be unable to achieve expected synergies and operating efficiencies in or as a result of the transactions within the expected timeframes or at all; and revenues following the transactions may be lower than expected. Additionally, there can be no assurance that the Community Benefits Agreement entered into with NCRC, which was contingent upon the closing of the Company’s merger with Flagstar Bancorp, Inc., will achieve the results or outcome originally expected or anticipated by us as a result of changes to our business strategy, performance of the U.S. economy, or changes to the laws and regulations affecting us, our customers, communities we serve, and the U.S. economy (including, but not limited to, tax laws and regulations).

More information regarding some of these factors is provided in the Risk Factors section of our Annual Report on Form 10-K/A for the year ended December 31, 2023, Quarterly Report on Form 10-Q for the quarters ended March 31, 2024 and June 30, 2024 and in other SEC reports we file. Our forward-looking statements may also be subject to other risks and uncertainties, including those we may discuss in this Amendment, during investor presentations, or in our other SEC filings, which are accessible on our website and at the SEC’s website, www.sec.gov.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 24, 2024	NEW YORK COMMUNITY BANCORP, INC.

/s/ Salvatore J. DiMartino
Salvatore J. DiMartino
Executive Vice President
Director of Investor Relations